Exhibit 99.1

May   2 0 0 6

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Safe Harbor

Statements in this presentation may constitute forward looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities and Litigation Reform Act of 1995.  Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with economic, competitive and other factors affecting the Company and its operations, markets, products and services, as well as the risk that Company-wide growth and growth at Resorts and Communities will not occur as anticipated, the Company will not be able to acquire land or identify new projects, as anticipated,  sales and marketing strategies related to new Resorts and Communities properties will not be as successful as anticipated, retail prices and homesite yields for commercial properties will be below the Company’s estimates, the effect of the adoption of SOP 04-2 will have a materially adverse impact on the operations of the Resorts segment,  that cost of sales will not be as expected, that deferred sales will not be recognized to the extent or at the time anticipated, and the risks and other factors detailed in the Company’s SEC filings, including its most recent Annual Report on Form 10-K for the year ended December 31, 2005.

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Investment Considerations

Impressive revenue and income growth

Fifth largest(1) publicly-held operator of vacation
ownership resort properties

A leader in direct-to-consumer sales of residential home
sites

Rapidly growing target markets

Experienced management team

Successful marketing alliances with major corporations

Strong balance sheet

        (1)   Based on vacation ownership revenue as reported in SEC filings

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

COLORFUL PLACES TO LIVE AND PLAY®

24% CAGR
10% CAGR

bluegreen

Total Revenue Growth

$0

$100

$200

$300

$400

$500

$600

$700

2003

2004

2005

Q1 '05

Q1 '06

($ in Millions.  Includes revenue from all sources.)

(1)   Restated

(1)

(1)

$135

$684

$631

$445

$148

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

COLORFUL PLACES TO LIVE AND PLAY®

53% CAGR
(37%) CAGR

bluegreen

$20

$43

$6.4

$47

$0

$5

$10

$15

$20

$25

$30

$35

$40

$45

$50

2003

2004

2005

Q1 '05

Q1 '06

($ in Millions)

(1)

Related to the adoption of SOP 04-2 in 2006

(2)

Restated

$4.0

(2)

(2)

Income Before Cumulative Effect of

Change in Accounting Principle(1)

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

COLORFUL PLACES TO LIVE AND PLAY®

[redacted]

42% CAGR
(37%) CAGR

bluegreen

$0.74

$1.43

$1.49

$0.13

$0.20

$0.00

$0.20

$0.40

$0.60

$0.80

$1.00

$1.20

$1.40

$1.60

2003

2004

2005

Q1 '05

Q1 '06

(1)

Restated

(2)

Excludes $0.14 cumulative effect of change in accounting principle

(1)

(1)

(2)

Earnings Per Share

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Segment Sales

Resorts

Communities

Q1 2005

37%

60%

Q1 2006

40%

63%

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Bluegreen Resorts

43 in-network resorts,
near popular “drive to”
vacation destinations
and Aruba

Vacation Ownership
Interests sold through
real estate based
Bluegreen Vacation
Club®

Expansion of
distribution through off-
site sales offices

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

Bluegreen Resorts

Approximately 156,000
owners at 3/31/06

Benefiting from sales to
existing owner base,
 mitigating sales and
marketing costs

Interest income and
cash generation
through Vacation
Ownership Interest
financing

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

Drive-To Locations

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

Bluegreen Vacation Club

Members’ ownership is conveyed through a deeded real estate interest in a specific resort unit and week, which is held in a bankruptcy-remote trust on the members’ behalf.

Members’ ownership is in perpetuity and can be sold, bequeathed or otherwise conveyed to third parties.

Members’ beneficial usage rights consist of an annual or biennial allotment of vacation points that can be used for varying length of stays at any of 43 in-network resorts or can be indirectly exchanged for stays at over 3,700 resorts in over 100 countries through Resort Condominium International, LLC., the largest vacation ownership exchange company.

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Bluegreen Vacation Club

“What can I do with 10,000 points?”

(Source: “Bluegreen Resorts Points Guide” – Revised January 2006)

4 Nights in a two-bedroom vacation home at the Fountains Resort in Orlando, Florida (Red Season – Monday through Thursday)

Plus 3 nights in a one-bedroom vacation villa in MountainLoft in Gatlinburg, Tennessee (Red Season – Thursday through Saturday)

7 nights in a one-bedroom vacation villa at the Pono Kai Resort in Kapa’a, Kauai, Hawaii (Red Season)

3 nights in a 2 bedroom vacation villa at the Suites at Hershey Resort in Hershey, Pennsylvania (Red Season – Monday through Wednesday)

Plus 2 nights in a studio vacation villa at the Lodge Alley Inn in Charleston, South Carolina (High Red Season – Friday through Saturday)

Plus 3 nights in a one-bedroom vacation villa at Mountain Run at Boyne in Boyne Falls, Michigan (High Red Season – Tuesday through Thursday)

Example A

Example B

Example C

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Why Vacation Ownership?

Concept originated in the 1960s

Spacious, home-like accommodations with
extensive amenities

Flexibility

Increased credibility and awareness

Growing acceptance and customer
satisfaction

3.9 million households in the U.S. own timeshares (1)

43% industry sales growth (2002-2004) (1)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

(1) Source: ARDA International Foundation, “2005 U.S. State of the Vacation Ownership Industry” Study

Vacation Ownership Demographic Trends

Target market (40-59 years old) is fastest growing
segment of the population

60% of Vacation Ownership Interest owners in U.S. in 2002

Historically, median age at time of purchase was 51

Median annual income of $85,000 in 2002

35% have median annual income of $100,000+

45-54 age bracket expected to grow 18% from

            2000-2010 (1)

Estimated 5% market penetration in the $50,000+
income bracket

(1) Source: U.S. Census. Population 15 years and over

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

COLORFUL PLACES TO LIVE AND PLAY®

[redacted]

18% CAGR
9% CAGR

bluegreen

Bluegreen Resorts Financial Highlights

Sales

($ in millions)

$255

$311

$358

$66

$72

$0

$50

$100

$150

$200

$250

$300

$350

2003

2004

2005

Q1 '05

Q1 '06

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

(1) Restated

(1)

(1)

COLORFUL PLACES TO LIVE AND PLAY®

10% CAGR
(70%) CAGR

bluegreen

$3.1

$10.4

$60

$53

$50

$0

$10

$20

$30

$40

$50

$60

$70

2003

2004

2005

Q1 '05

Q1 '06

Bluegreen Resorts Financial Highlights

Field Operating Profit (1) (1)

(1)        Operating profit prior to the allocation of corporate overhead, interest income, gain on sale of receivables, other income, provision for loan losses, interest expense, income taxes, minority interest, and cumulative effect of change in accounting principle.

(2)        Restated

($ in millions)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

(2)

(2)

COLORFUL PLACES TO LIVE AND PLAY®

20% CAGR

bluegreen

156,000

153,000

134,000

115,000

88,000

0

20,000

40,000

60,000

80,000

100,000

120,000

140,000

160,000

Growing Number of Resort Owners

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

12/31/2005

12/31/2004

12/31/2003

12/31/2002

3/31/06

28%

25%

19%

24%

0%

5%

10%

15%

20%

25%

30%

35%

40%

2002

2003

2004

2005

Q1 '05

Q1 '06

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

33%

18%

Growing Upgrade Sales to Existing Owner Base

COLORFUL PLACES TO LIVE AND PLAY®

% of Sales

bluegreen

20%

24%

22%

23%-25%

24%

20%

0%

10%

20%

30%

2003

2004

2005

Q1 '05

Q1 '06

2006(est.)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

Resorts Cost of Sale

Resort Marketing

Multi-pronged Approach

Existing owners and other in-house guests

Mini-vacations

Regional partners

Local promotions, online, telesales

Kiosks and off-premises contacts

Permission Marketing

Mitigates impact of “Do Not Call” lists

Bass Pro Shops

Co-branding initiative

10-year, exclusive agreement

Retail, catalogs, web site, mailing list

Other Marketing Alliances

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

COLORFUL PLACES TO LIVE AND PLAY®

billions of dollars

bluegreen

Vacation Ownership Industry Growth

Source: American Resort Development Association (ARDA)

Amount of U.S. Timeshare Sales

$9.0

$8.0

$7.0

$6.0

$5.0

$4.0

$3.0

$2.0

$1.0

$0.0

1975

1980

1985

1990

1995

2000

2005

On January 1st of Year

$7.9 billion

B l u e g r e e n   C o r p o r a t I o n

NYSE:BXG

COLORFUL PLACES TO LIVE AND PLAY®

Golf Club

bluegreen

Bluegreen Communities

Direct-to-consumer sales

Deed restricted
communities

Target markets with
sophisticated technology

“Exurbia” in southeastern
and southwestern United
States

Reduced homebuilder
competition

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

COLORFUL PLACES TO LIVE AND PLAY®

Golf Club
SANCTUARY COVE

bluegreen

Bluegreen Communities

Certain properties include
golf courses designed by
PGA champions

Primarily a cash business,
with minimal cap-ex

Projects generally bonded
to completion

Focused on replenishing
inventory

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

Concentrated Communities Footprint

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

COLORFUL PLACES TO LIVE AND PLAY®

36% CAGR
24% CAGR

bluegreen

Bluegreen Communities Financial Highlights

Sales

($ in millions)

$104

$192

$192

$38

$48

$0

$30

$60

$90

$120

$150

$180

$210

2003

2004

2005

Q1 '05

Q1 '06

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

COLORFUL PLACES TO LIVE AND PLAY®

[redacted]

90% CAGR
27% CAGR

Bluegreen Communities Financial Highlights

Field Operating Profit  (1)

              (1)    Operating profit prior to the allocation of corporate overhead, interest income, other income, provision for loan losses, interest expense and income taxes.

$13

$47

$38

$8

$10

$0

$5

$10

$15

$20

$25

$30

$35

$40

$45

$50

2003

2004

2005

Q1 '05

Q1 '06

($ in millions)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

COLORFUL PLACES TO LIVE AND PLAY®

[redacted]

% of Sales

bluegreen

55%

55%

52%

51%

59.0%

0%

10%

20%

30%

40%

50%

60%

70%

2003

2004

2005

Q1 '05

Q1 '06

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

Communities Cost of Sales

Bluegreen Golf Communities

Traditions of Braselton

Fred Couples’ designed or signature courses

Carolina National Golf Club™

Sanctuary Cove at St. Andrews Sound™ (in development)

Chapel Ridge™ (in development)

Curtis Strange designed course

Brickshire™

“Best Places to Play, 2004-2005” (Golf Digest)

Davis Love III designed course

The Preserve at Jordan Lake™

“Top 100 Best Residential Golf Courses” (Golfweek, 2005)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

Replenishing Communities Portfolio

Historically, a routine process

Significant sales in 2004 and 2005 led to earlier than

expected sell-out

Focus on existing and new markets

Inventory with estimated remaining life-of-project sales of
$302.9 million at 12/31/05

Recently acquired Texas properties (commenced sales)

3,300 acres outside of San Antonio (Projected Q4 2006)

1,579 acres outside of Dallas (Projected Q4 2006)

Havenwood at Hunter’s Crossing (January 2006)

The Settlement at Patriot Ranch (August 2005)

Saddle Creek Ranch (April 2005)

SugarTree on the Brazos (January 2005)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

COLORFUL PLACES TO LIVE AND PLAY®

-
-
-
  -
  -
  -
-
  -
  -

bluegreen®

Accounting Pronouncements

Revenues and earnings will shift to second half of 2006

Underlying financial strength not expected to be
affected

AICPA SOP 04-2

Primarily deferred Resort sales related to Sampler Program and sales incentives

Provision for loan losses – Netted against sales

One time, non-cash $0.14 per share charge, reflected as a cumulative effect of change in accounting principle in Q1 2006

SFAS 140

We intend for future VOI sales through warehouse purchase facilities to be accounted for as on-balance sheet borrowings

Gains on sale, if any, will be recognized when they are included in properly structured term securitizations or when loans are sold through Direct Placement Facilities

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Q1 2006 Financial Highlights
(unaudited)

Resorts Sales

Communities Sales

Total Sales

Cost of Sales/Percent

   Resorts

   Communities

Income Before Cumulative

  Effect of Change in

  Accounting Principle

EPS Before Cumulative

  Effect of Change in

  Accounting Principle

Diluted Shares Outstanding

(1)  Restated

($ in millions, except per share data)

$ 17.0 / 23.8%

$ 28.0 / 58.8%

$ 13.2 / 20.1%

$ 19.7 / 51.3%

42.1%

29.2%

$ 119.4

$ 104.0

14.8%

$   47.6

$   38.4

24.1%

$   71.7

$   65.6

9.3%

$     4.0

$   6.4

(37.0)%

$   0.13

$ 0.20

(37.0)%

31.2

31.3

0%

2006

2005(1)

Change

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Pro Forma Income Before Cumulative Effect of
Change in Accounting Principle
(unaudited)

Income Before Cumulative Effect of Change

        in Accounting Principle

Adoption of SOP

SFAS 123 (R) Charge

Pro Forma Income Before Cumulative

        Effect of Change in Accounting Principle

Income Before Cumulative Effect of Change

        in Accounting Principle

Adoption of SOP

SFAS 123 (R) Charge

Pro Forma Income Before Cumulative

        Effect of Change in Accounting Principle

($ in thousands, except per share data)

3 Months Ended March 31, 2006

$

EPS

$        4,031

$        1,529

$           267

5,829

$

0.13

$

$

$

0.05

0.01

0.19

$

$

$

$

$

$

$

$

--

--

--

--

6,400

6,400

0.20

0.20

3 Months Ended March 31, 2005

$

EPS

$

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Appendix:
Financial Position and Liquidity

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Condensed Consolidated Balance Sheets

($ in thousands)

Assets

        Cash and Cash Equivalents

        Restricted Cash and Cash Equivalents

        Contracts Receivable, Net

        Notes Receivable, Net

        Prepaid Expenses

        Other Assets

        Inventory, Net

        Retained Interest in Notes Receivables Sold

        Property and Equipment, Net

        Intangible Assets and Goodwil

Total Assets

Liabilities

        Accounts Payable

        Accrued Liabilities and Other

        Deferred Income

        Deferred Income Taxes

        Receivable-Backed Notes Payable

        Lines-of-Credit and Notes Payable

        10.50% Senior Secured Notes

        Junior Subordinated Debentures

Total Liabilities

Minority Interest

Total Shareholders’ Equity

Total Liabilities and Shareholders’ Equity

$

$

$

$

$

$

$

$

3/31/2006

12/31/2005

(unaudited)

48,059

23,717

37,659

126,962

7,540

20,177

277,738

104,316

82,872

4,351

733,391

16,188

42,308

41,109

75,648

30,532

89,444

55,000

59,280

409,509

9,366

314,516

733,391

66,383

18,321

27,473

127,783

6,500

17,156

240,969

105,696

79,634

4,328

694,243

11,071

43,801

29,354

75,404

35,731

61,428

55,000

59,280

371,069

9,508

313,666

694,243

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Key Financial Metrics

Shareholders’ Equity

Debt –To-Equity Ratio

($ in millions)

$315

$314

$261

$174

$154

$0

$50

$100

$150

$200

$250

$300

$350

Dec '02

Dec '03

Dec '04

Dec '05

Mar '06

2.1

1.0

0.7

0.7

0.0

0.5

1.0

1.5

2.0

2.5

Dec '02

Dec '03

Dec '04

Dec '05

Mar '06

B l u e g r e e n    C o r p o r a t i o n

FINANCIAL INFORMATION

1.5

Financed approximately 95%
of Vacation Ownership
Interest purchases

Portfolio yields approximately
15% per year, generating
significant interest income

Owners are required to make
at least 10% down payment of
sales price and finance
balance over 10 years

In-house servicing of all
receivables

Significant cash generation
potential through the sale of
receivables portfolio

$229

$216

$111

$0

$50

$100

$150

$200

$250

2003

2004

2005

Average Yield

15%

Average Cost

6%

Spread

9%

Aggregate Principal of Notes Receivable Sold

(in millions)

B l u e g r e e n    C o r p o r a t i o n

FINANCIAL INFORMATION

Receivables Financing Program

Receivables Sale Facilities

Branch Banking & Trust

General Electric Capital Corp.

(1)

As of December 31, 2005

(2)

Not currently in place, but is being documented with an anticipated March 2008 expiration date.  There can be no assurance that this facility will be consumated on favorable terms or at all.

B l u e g r e e n    C o r p o r a t i o n

FINANCIAL INFORMATION

Expiration

Facility

Amount

Amount

Outstanding

December 31, 2005

Amount

Available

(2)

3/08

$150 million

$125 million(1)

$  0

$  0

$150 million

$125 million

Credit Facilities
(advance period expiration)

$75 Million GMAC Receivables Facility (February 2008)

$150 Million GMAC Resorts AD&C Facility (February 2008)

$75 Million GMAC Communities A&D Facility (September 2007)

$50 Million Resort Finance A&D Facility (January 2007)

$30 Million Wells Fargo Foothill Revolving Facility (December 2006)

$15 Million Wachovia Bank, N.A. Unsecured Revolver (June 2006)

B l u e g r e e n    C o r p o r a t i o n

FINANCIAL INFORMATION

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

May   2 0 0 6